Investment objective
The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 10/31/14)
Net asset value per share	$20,59
Market price	$18,62
Premium/discount	-9,57%
Total net assets	$169 m
Market cap	$153 m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8.221.259
Last dividend (Ex-dividend date)	$0.56052 (December 28, 2011)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	TWN
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 10/31/14)

Cumulative performance					(as at 10/31/14)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	-1,5	-5,8	-3,6	-3,4	15,5	45,7	105,5
Market Price	-1,4	-4,8	-3,6	-2,1	19,0	49,7	117,6
TSE Index	0,1	-5,0	2,1	2,6	16,3	30,7	72,7
TAIEX Total Return IndexA	0,1	-4,1	5,2	5,7	27,6	55,2	149,3
MSCI Taiwan Index	2,5	-1,2	10,2	10,1	30,8	52,4	103,9

Rolling 12 month performance			(as at 10/31/14)
%	2014/2013	2013/2012	2012/2011	2011/2010	2010/2009
The Taiwan Fund, Inc.	-3,4	28,4	-6,9	-0,1	26,3
Market Price	-2,1	24,2	-2,1	-4,8	32,0
TSE Index	2,6	17,2	-3,3	-6,3	19,9
TAIEX Total Return IndexA	5,7	20,7	0,0	-2,1	24,3
MSCI Taiwan Index	10,1	18,1	0,6	-3,1	20,2

Top 10 holdings	(as at 10/31/14)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	9,7
Hon Hai Precision Industry Co., Ltd.	7,1
Fubon Financial Holding Co., Ltd.	3,9
Cathay Financial Holding Co., Ltd.	3,8
MediaTek, Inc.	3,6
Advanced Semiconductor Engineering, Inc.	2,8
Delta Electronics, Inc.	2,8
CTBC Financial Holding Co., Ltd.	2,3
Chailease Holding Co., Ltd.	2,0
Nan Ya Plastics Corp.	2,0

A	TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown			(as at 10/31/14)
Sector	Fund%	BenchmarkA	Deviation
Automobile	0,0%	1,8%	-1,8%
Biotechnology & Medical Care	2,8%	0,9%	1,9%
Building Material & Construction	0,0%	1,7%	-1,7%
Cement	0,0%	1,4%	-1,4%
Chemical	1,3%	1,0%	0,3%
Communications & Internet	2,0%	6,4%	-4,4%
Computer & Peripheral Equipment	9,2%	6,5%	2,7%
Electric & Machinery	8,1%	1,7%	6,4%
Electrical & Cable	0,0%	0,3%	-0,3%
Electronic Parts & Components	4,8%	4,3%	0,5%
Electronic Products Distribution	0,0%	0,9%	-0,9%
Financial & Insurance	15,5%	14,5%	1,0%
Foods	0,6%	1,9%	-1,3%
Glass & Ceramic	0,0%	0,3%	-0,3%
Information Service	0,5%	0,2%	0,3%
Iron & Steel	0,0%	2,4%	-2,4%
Oil, Gas & Electricity	0,0%	2,9%	-2,9%
Optoelectronic	5,0%	4,3%	0,7%
Other	6,4%	3,1%	3,3%
Other Electronic	9,9%	7,5%	2,4%
Paper & Pulp	0,0%	0,3%	-0,3%
Plastics	2,0%	6,0%	-4,0%
Rubber	0,0%	1,6%	-1,6%
Semiconductor	23,8%	22,2%	1,6%
Shipping & Transportation	0,0%	1,8%	-1,8%
Textiles	0,9%	1,9%	-1,0%
Tourism	0,6%	0,5%	0,1%
Trading & Consumers' Goods	3,7%	1,7%	2,0%
Cash	2,9%	0,0%	2,9%
Overall Total	100,0%	100,0%	0,0%

Review
In October, the Taiex Index closed almost flat but in a dramatic V-shaped manner. The market was pulled down 5% initially but recovered furiously towards the close of the month on bargain hunting. There were a number of negative factors affecting sentiment such as the seasonality factor in technology, the unhappiness over the government's plan to implement tax on large retail investors, concerns over Ebola and the ruling KMT party potentially losing key seats in the November election. The recent edible oil scandal also casted an overhang on the market. Small and mid capitalization stocks were particularly hit. Tourism, construction and machinery sectors were the worst performers while rubber, financials, transportation and auto outperformed the Index. Airlines had a strong month on lower fuel cost. The Fund underperformed for the month.

Outlook
November may remain volatile with results seasons interposing with 9-in-1 elections towards the end of the month. However, given recent sharp corrections, there should be buying interest especially with loose monetary conditions. The result of the local election should be priced in as the ruling KMT party is expected to lose four cities out of the six major cities. There is no major change in strategy except we have continued to add positions in the financial sector.

Full portfolio holdings		(as at 10/31/14)
Holding	Market Value USD	Fund %
Semiconductor	40.276.680	23,8%
Taiwan Semiconductor Manufacturing Co., Ltd.	16.410.912	9,7%
MediaTek, Inc.	6.164.056	3,6%
Advanced Semiconductor Engineering, Inc.	4.762.374	2,8%
Sino-American Silicon Products, Inc.	2.359.542	1,4%
CHIPBOND Technology Corp.	2.152.253	1,3%
ILI Technology Corp.	1.963.530	1,2%
Novatek Microelectronics Corp. Ltd.	1.889.172	1,1%
Powertech Technology, Inc.	1.539.230	0,9%
United Microelectronics Corp.	1.268.344	0,8%
ASPEED Technology, Inc.	1.057.179	0,6%
Parade Technologies Ltd.	501.833	0,3%
Sonix Technology Co., Ltd.	208.255	0,1%
Financial & Insurance	26.258.685	15,5%
Fubon Financial Holding Co., Ltd.	6.610.780	3,9%
Cathay Financial Holding Co., Ltd.	6.420.200	3,8%
CTBC Financial Holding Co., Ltd.	3.892.669	2,3%
E. Sun Financial Holding Co., Ltd.	2.515.170	1,5%
China Life Insurance Co., Ltd.	2.283.688	1,4%
China Development Financial Holding Corp.	2.213.741	1,3%
Mega Financial Holding Co., Ltd.	1.434.958	0,8%
SinoPac Financial Holdings Co., Ltd.	887.479	0,5%
Other Electronic	16.731.680	9,9%
Hon Hai Precision Industry Co., Ltd.	12.001.823	7,1%
Catcher Technology Co., Ltd.	2.415.531	1,4%
Catcher Technology Co., Ltd.	1.652.550	1,0%
DYNACOLOR, Inc.	661.776	0,4%
Computer & Peripheral Equipment	15.492.070	9,2%
Advantech Co., Ltd.	3.029.940	1,8%
Wistron Corp.	2.562.793	1,5%
Ennoconn Corp.	1.619.384	1,0%
Asustek Computer, Inc.	1.528.776	0,9%
Axiomtek Co., Ltd.	1.382.467	0,8%
Pegatron Corp.	1.344.770	0,8%
Posiflex Technology, Inc.	1.310.407	0,8%
Quanta Computer, Inc.	974.576	0,6%
TSC Auto ID Technology Co., Ltd.	873.177	0,5%
ARBOR Technology Corp.	865.780	0,5%
Electric & Machinery	13.663.925	8,1%
Yeong Guan Energy Technology Group Co., Ltd.	2.270.857	1,3%
Teco Electric and Machinery Co., Ltd.	1.825.766	1,1%
Airtac International Group	1.634.902	1,0%
Hota Industrial Manufacturing Co., Ltd.	1.571.541	0,9%
TURVO International Co., Ltd.	1.517.965	0,9%
Yungtay Engineering Co., Ltd.	1.471.323	0,9%
Iron Force Industrial Co., Ltd.	1.231.832	0,7%
Cub Elecparts, Inc.	1.114.861	0,7%
Sumeeko Industries Co., Ltd.	979.429	0,6%
Hiwin Technologies Corp.	45.449	0,0%
Other	10.876.807	6,4%
Chailease Holding Co., Ltd.	3.457.005	2,0%
Merida Industry Co., Ltd.	2.002.203	1,2%
Ruentex Development Co., Ltd.	1.779.741	1,0%
Green Seal Holding Ltd.	1.687.963	1,0%
Nak Sealing Technologies Corp.	1.180.609	0,7%
Topkey Corp.	456.956	0,3%
KMC Kuei Meng International, Inc.	312.330	0,2%

Full portfolio holdings (cont’d)
Holding	Market Value USD	Fund %
Optoelectronic	8.514.951	5,0%
Largan Precision Co., Ltd.	3.369.224	2,0%
Au Optronics Corp.	2.493.068	1,5%
Gigasolar Materials Corp.	1.977.611	1,1%
Epistar Corp.	675.048	0,4%
Electronic Parts & Components	8.198.988	4,8%
Delta Electronics, Inc.	4.703.105	2,8%
King Slide Works Co., Ltd.	2.410.665	1,4%
Compeq Manufacturing Co., Ltd.	658.072	0,4%
TXC Corp.	427.146	0,2%
Trading & Consumers' Goods	6.240.403	3,7%
President Chain Store Corp.	3.425.641	2,0%
Poya Co., Ltd.	2.314.704	1,4%
Taiwan FamilyMart Co., Ltd.	500.058	0,3%
Biotechnology & Medical Care	4.777.374	2,8%
Ginko International Co., Ltd.	1.523.186	0,9%
St. Shine Optical Co., Ltd.	1.228.938	0,7%
Intai Technology Corp.	1.156.774	0,7%
Grape King Bio Ltd.	868.476	0,5%
Plastics	3.434.876	2,0%
Nan Ya Plastics Corp.	3.434.876	2,0%
Communications & Internet	3.291.190	2,0%
Wistron NeWeb Corp.	2.004.697	1,2%
Sercomm Corp.	1.286.493	0,8%
Chemical	2.258.067	1,3%
China Steel Chemical Corp.	2.258.067	1,3%
Textiles	1.547.318	0,9%
Makalot Industrial Co., Ltd.	1.547.318	0,9%
Tourism	986.833	0,6%
TTFB Co., Ltd.	986.833	0,6%
Foods	935.967	0,6%
Uni-President Enterprises Corp.	935.967	0,6%
Information Service	847.698	0,5%
Addcn Technology Co., Ltd.	847.698	0,5%
Grand Total	164.333.512	97,1%

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

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It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

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Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

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Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

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The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.